UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2023

NATIONAL BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, VA 24060
(Address of principal executive offices)

(540) 951-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2023, the Board of Directors (the “Board”) of National Bankshares, Inc. (the “Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws, effective as of the same date (as amended and restated, the “Bylaws”). The amendments, among other things:

(i)	allow the Board the flexibility to fix the date for the annual meeting of shareholders to a date other than the second Tuesday in May (Section 1.1);

(ii)	require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white (Section 1.9);

(iii)	provide that notice of special meetings of the Board may be made by electronic transmission (Section 2.6);

(iv)
repealed outdated governance provisions relating to the Company’s operation after its acquisition of Bank of Tazewell County, including that the affirmative vote of at least two-thirds of the Company’s directors is required for the Board to recommend to shareholders that the Company merge, consolidate, or sell all or substantially all of its assets, where such recommendation is required by law (Sections 2.8 and 2.9); and

(v)	provide that notice of meetings of the Board at which amending, altering or repealing a bylaw is to be considered may be made by electronic transmission (Article VII).

The Bylaws also include certain technical, ministerial and non-substantive amendments.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01          Other Events.

On January 11, 2023, the Company issued a press release announcing that the Board has declared a one-time, special cash dividend of $1.00 per common share, payable on February 3, 2023 to shareholders of record as of the close of business on January 23, 2023.

A copy of the Company’s press release dated January 11, 2023 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of National Bankshares, Inc.

99.1	National Bankshares, Inc. Press Release, dated January 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: January 11, 2023

By: /s/ F. Brad Denardo
F. Brad Denardo President and Chief Executive Officer